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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): April 26, 2002
                                                 ---------------


                           MICROSTRATEGY INCORPORATED
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)


Delaware                            0-24435                      51-0323571
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(State or Other Jurisdiction      (Commission                   (IRS Employer
of Incorporation)                 File Number)               Identification No.)


1861 International Drive, McLean, Virginia                                 22102
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 (Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code:   (703) 848-8600
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        --------------------------------------------------------------
         (Former Name or Former Address, if Changed since Last Report)



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Item 5.  Other Events.

         On April 29, 2002, MicroStrategy Incorporated (the "Company") issued a press release announcing its financial results for the quarter ended March 31, 2002, and providing additional outlook and financial guidance information. The press release also announced that the Company's Chairman and CEO, Michael Saylor, has informed the Company that, effective April 29, 2002, he is terminating his 10b5-1 selling program announced in February 2001. The Company also stated in the press release that its credit facility with Foothill Capital, a subsidiary of Wells Fargo, was amended to eliminate the covenant requiring the Company to raise $10 million in additional financing by June 30, 2002. Copies of the press release and the amendment to the credit facility have been filed with this Current Report on Form 8-K as Exhibit 99.1 and Exhibit 10.1, respectively, and are incorporated herein by reference.

         Under the terms of the Company's Certificate of Designations, Preferences and Rights of the Series A Convertible Preferred Stock, the Company may require holders to convert their shares of Series A Convertible Preferred Stock (the "Series A Preferred Shares") into shares of the Company's Class A Common Stock on the maturity date of June 19, 2002, or the Company may redeem the Series A Preferred Shares on such date, or extend the maturity date for an additional year. The Company has elected to convert all 650 outstanding Series A Preferred Shares into shares of Class A Common Stock on June 19, 2002. The number of shares of Class A Common Stock issuable upon conversion of each Series A Preferred Share is determined by dividing the sum of $10,000 plus accrued and unpaid dividends by the applicable conversion price. The applicable conversion price is equal to 95% of the average of the dollar-volume weighted average price of the Class A Common Stock on each trading day during the 30 consecutive trading days immediately preceding June 19, 2002. A detailed description of the rights, preferences and terms of the Series A Preferred Shares is contained in the Company's Current Report on Form 8-K filed with the SEC on June 19, 2000 and the exhibits to such report.

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EXHIBIT           DESCRIPTION

10.1 Amendment Number Three to Amended and Restated Loan and Security Agreement, dated April 26, 2002, by and among Foothill Capital Corporation, MicroStrategy Incorporated and MicroStrategy Services Corporation.

99.1 Press Release regarding the Registrant's first quarter financial results, dated as of April 29, 2002.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MicroStrategy Incorporated
                                                   (Registrant)


                                            By:/s/ Eric F. Brown
                                               ---------------------------------
                                            Name:  Eric F. Brown
                                            Title: President and
                                                   Chief Financial Officer


Date: May 1, 2002